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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


               Maryland                                  13-395-0486
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


90 West Street, Suite 1508, New York, New York              10006
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  (Address of principal executive offices)                (Zip code)


Securities to be registered pursuant to Section 12(b) of the Act:


------------------------------------------ -------------------------------------
                                           Name of each exchange on which each
Title of each class to be so registered    class is to be registered
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None                                       N/A
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Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock, par value $.01 per share
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                                (Title of class)


                                    Warrants
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                                (Title of class)


                                      Units
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                                (Title of class)


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Item 1.   Description of Registrant's Securities to be Registered.

          The information set forth in the Section entitled "Description of Securities" in the Registration Statement on Form S-11 filed with the Securities and Exchange Commission (File No. 333-29261), as amended, is incorporated herein by reference.

Item 2.   Exhibits.

          a. Specimen Certificate for shares of Common Stock (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-11, Registration No. 333-29261).

          b. Specimen Certificate for Warrant (incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form S-11, Registration No. 333-29261).

          c. Specimen Certificate for Units (incorporated herein by reference to Exhibit 4.4 to the Registration Statement on Form S-11, Registration No. 333-29261).

          d. Articles of Incorporation of Registrant, as amended (incorporated herein by reference to Exhibit 3.1 to the Registration Statement on Form S-11, Registration No. 333-29261).

          e. By-Laws of Registrant (incorporated herein by reference to Exhibit 3.2 to the Registration Statement on Form S-11, Registration No. 333-29261).




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          REGISTRANT:

                                          Hanover Capital Mortgage
                                          Holdings, Inc.


                                              /s/ John A. Burchett
Dated: September 15, 1997                 By:________________________________
                                             John A. Burchett
                                             President